UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    June 10, 2005

                        ELECTRONIC CONTROL SECURITY INC.
             (Exact name of registrant as specified in its charter)

         New Jersey                   0-30810                  22-2138196
(State or other jurisdiction        (Commission               IRS Employer
      of incorporation)             File Number)            Identification No.)

(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:

         ---------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

(a) On June 15, 2005, Electronic Control Security Inc. (the "Company") made a corporate and financial presentation to the Rodman and Renshaw Techvest 2nd Annual Security and Connectivity Conference (the "Conference"). The Company provided a corporate overview and information as to major milestones, the market for its products and a discussion of the products it offers, all of which reiterated information previously included in the Company's periodic reports under the Securities Exchange Act of 1934, as amended. At the Conference, the Company also provided financial information, including projections regarding the growth of the security industry and the Company's future operating results.

      The Company provided the following financial information:

      Pie chart and graphic representation of the 2003-2015 Worldwide Homeland Security/Homeland Defense Outlay. The Company provides a pie chart which depicts the projected relative percentage of homeland security/homeland defense expenditures by specified geographic regions as a total of worldwide homeland security/homeland defense expenditures in the year 2010, as follows:

--------------------------------------------------------------------------------
                                                     Percentage of Worldwide
                                                    Homeland Security/Homeland
       Geographic Region                               Defense Expenditures
--------------------------------------------------------------------------------
United States                                                  47%
--------------------------------------------------------------------------------
European Union                                                 20%
--------------------------------------------------------------------------------
Australia, Japan, Pacific Rim                                  10%
--------------------------------------------------------------------------------
Middle East                                                     9%
--------------------------------------------------------------------------------
Peoples' Republic of China, India                               6%
--------------------------------------------------------------------------------
Canada and Mexico                                               2%
--------------------------------------------------------------------------------
Rest of World                                                   6%
--------------------------------------------------------------------------------

      A bar graph depicts the gross worldwide spending for homeland security/homeland defense expenditure, as follows:

-------------------------------------------------------------------------------
                                                US Dollar Amount
           Year                                  of Expenditures
-------------------------------------------------------------------------------
           2003                                   $132 billion
-------------------------------------------------------------------------------
          2009 *                                  $302 billion
-------------------------------------------------------------------------------
          2015 *                                  $480 billion
-------------------------------------------------------------------------------

*     Projected

      The Company provided information in the form of a graph as to the total size of the United States' market for the products it offers allocated by sector. The information presented at the Conference is set forth below in tabular form:

--------------------------------------------------------------------------------
                                       2006             2007            2008
                                     -------------------------------------------
Market Sector                         Dollar           Dollar          Dollar
                                     Amount *         Amount *        Amount *
--------------------------------------------------------------------------------
Federal Government Facilities (1)    $ 7,850          $ 8,243         $ 9,655
--------------------------------------------------------------------------------
Local, State and Federal             $ 5,850          $ 6,143         $ 6,450
Government Agencies
--------------------------------------------------------------------------------
Correctional and Justice
Department Complexes                 $ 2,475          $ 2,599         $ 2,729
--------------------------------------------------------------------------------
Nuclear/Utility Facilities           $ 4,985          $ 6,234         $ 7,496
--------------------------------------------------------------------------------
Airport/Industrial Facilities        $ 8,710          $ 9,746         $10,603

--------------------------------------------------------------------------------
                      Total          $29,870          $32,965         $36,933
--------------------------------------------------------------------------------

*     Billions

(1) Includes facilities operated by the Department of Transportation, Department of Defense, Department of Energy, National Security Agency and the Federal Bureau of Investigation.

      The Company also provided information presented in the form of a graph as to its projected consolidated statement of operations by line item. The information presented at the Conference is set forth in tabular form below.

---------------------------------------------------------------------------

Consolidated Statement
of Operations Line Items *             2006     2007         2008

---------------------------------------------------------------------------

Contract Revenue (1)                 $12,916   $16,650      $18,825

---------------------------------------------------------------------------

Gross Profit                         $ 6,716   $ 9,615      $10,821

---------------------------------------------------------------------------

Net Income                           $ 1,651   $ 3,004      $ 3,631

---------------------------------------------------------------------------

Number of Shares Outstanding           7,500     7,600        8,700
---------------------------------------------------------------------------

Earning Per Share-Fully Diluted      $  0.22   $  0.40       $ 0.42

---------------------------------------------------------------------------

* Information is presented in millions of dollars except as to earnings per share which is denominated in cents.

(b) The Company has made the following press releases:

       (i)   June 10, 2005:  ECSI Announces Appointment of VP, Advanced Systems.

       (ii)  June 15, 2004:  ECSI Receives Approval and Purchase Commitment
                             From Israel MoD For Its Core Technologies To
                             Protect High Threat Facilities

Item 9.01 Financial Statements and Exhibits.

Exhibit
Number            Exhibit Description
------            -------------------

99.1 Press release dated June 10, 2005 titled "ECSI Announces Appointment of VP, Advanced Systems.

99.2 Press release dated June 15, 2005 titled "ECSI Receives Approval and Purchase Commitment From Israel MoD For Its Core Technologies To Protect High Threat Facilities.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ELECTRONIC CONTROL SECURITY INC.


Date: June 24, 2005                   By: /s/ Arthur Barchenko
                                         ---------------------------------------
                                              Arthur Barchenko, President